Exhibit 32.1

PRINCIPAL EXECUTIVE OFFICER
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of White Mountains Insurance Group, Ltd. (the “Company”), for the period ending March 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, G. Manning Rountree, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

•The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and,

•The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the Report.

/s/ G. Manning Rountree
Chief Executive Officer (Principal Executive Officer)

May 10, 2021

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